Concentrations	12 Months Ended
Dec. 31, 2013
Risks and Uncertainties [Abstract]
Concentrations
Note 28 — Concentrations

For 2013 and 2012, one customer accounted for approximately -0-% and 10% of sales, respectively. The sales to this customer were part of the discontinued operations referred to in Note 4. Sales to the U.S. government accounted for approximately 17% and 11%, respectively. Portions of these government sales were part of discontinued operations.

Accounts receivable from the U.S. government accounted for 79%, and 0% of accounts receivable at December 31, 2013 and 2012, respectively.